Commitments and contingencies	12 Months Ended
Jun. 30, 2026
Commitments And Contingencies
Commitments and contingencies

44. Commitments and contingencies

Capital commitments

The Group had no capital commitments contracted for but not provided at 30 June 2026 (2025: nil; 2024: nil).

Contingent liabilities

Braiin Limited has granted security over its assets, and its subsidiaries have given guarantees, in respect of the secured promissory notes issued to Streeterville Capital, LLC and the note purchase agreement with Advaitha Pty Ltd. Refer to Note 33. Other than as set out above, the Group had no contingent liabilities at 30 June 2026 (2025: nil; 2024: nil).

Legal proceedings

No member of the Group is party to any legal or arbitration proceedings, and no such proceedings are pending or known to be threatened, that may have a material effect on the financial position of the Group.

Contingent assets

The Group had no contingent assets at 30 June 2026 (2025: nil; 2024: nil).